Exhibit 10.1

Execution Version

[***] indicates that certain confidential information contained in this document, marked by brackets, has been omitted because the information is (i) not material and (ii) would be competitively harmful if disclosed.

SIXTH AMENDMENT TO
ASSET SALE AGREEMENT

This SIXTH AMENDMENT TO ASSET SALE AGREEMENT (this “Amendment”), dated as of October 5, 2022 (the “Amendment Effective Date”), is made by and between WEBBANK, a Utah-chartered industrial bank having its principal location in Salt Lake City, Utah (“Bank”), and PROSPER FUNDING LLC, a Delaware limited liability company having its principal location in San Francisco, California (“PFL”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Existing Asset Sale Agreement (as defined below).

RECITALS

WHEREAS, reference is made to that certain Asset Sale Agreement, dated as of July 1, 2016, by and between Bank and Company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Asset Sale Agreement”); and

WHEREAS, the Parties desire to amend the Existing Asset Sale Agreement to provide for certain Loans to be held by Bank, and other matters.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, conditions and mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and PFL mutually agree as follows:

1.             Schedule 35 to the Existing Asset Sale Agreement is hereby amended and restated in its entirety in the form set forth in Exhibit A attached hereto.

2.                  Miscellaneous.

(a)	Effect of Amendment. Except as expressly amended and/or superseded by this Amendment, the Existing Asset Sale Agreement shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Existing Asset Sale Agreement, except as expressly set forth herein. Upon the Amendment Effective Date, or as otherwise set forth herein, the Existing Asset Sale Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth, and this Amendment shall henceforth be read, taken and construed as an integral part of the Existing Asset Sale Agreement; however, such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Existing Asset Sale Agreement. In the event of any inconsistency between this Amendment and the Existing Asset Sale Agreement with respect to the matters set forth herein, this Amendment shall take precedence. References in any of the Program Documents or amendments thereto to the Existing Asset Sale Agreement shall be deemed to mean the Existing Asset Sale Agreement, as applicable, as amended by this Amendment.
(b)	Counterparts. This Amendment may be executed and delivered by the Parties in any number of counterparts, and by different parties on separate counterparts, each of which counterpart shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
(c)	Governing Law. This Amendment shall be interpreted and construed in accordance with the laws of the State of Utah, without giving effect to the rules, policies, or principles thereof with respect to conflicts of laws.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

WEBBANK

By:	/s/	Jason Lloyd
Name: Jason Lloyd
Title: President & CEO

[Signature Page to Sixth Amendment to Asset Sale Agreement]

PROSPER FUNDING LLC

By:	/s/	Edward R. Buell III
Name: Edward R. Buell III
Title: Secretary

[Signature Page to Sixth Amendment to Asset Sale Agreement]

Exhibit A

Schedule 35
Select Loans

(a)	The process for identifying Select Loans shall be mutually agreed upon by the Parties, [***] (except as otherwise agreed upon by Bank and PFL). The aggregate outstanding principal amount of Loans designated as Select Loans pursuant to this section (a) shall not exceed the Select Loan Maximum, except with the written consent of Bank. “Select Loan Maximum” means (i) [***], or (ii) [***], or (iii) [***].
(b)	Notwithstanding anything to the contrary contained in the Program Documents, Assets related to Select Loans shall not be offered for sale by Bank and shall not be purchased by PFL pursuant to Section 2 of this Agreement; provided, however, that sections (d), (h), (i), (j), (k), (l), (m), (n), (o) and (p) of Schedule 2 to the Agreement shall apply to a Select Loan following the purchase of such Select Loan by PFL pursuant to this Schedule 35. For the avoidance of doubt, no Loan Trailing Fee shall be payable with respect to any Select Loan while such Select Loan is held by Bank.
(c)	From time to time, PFL may notify Bank that, on the next Business Day (the “Select Loan Sale Date”), PFL desires to purchase from Bank the Select Loans identified by PFL in its notice, and Bank may elect to sell to PFL some or all of such Select Loans identified by PFL (the “Select Loans Identified For Purchase”). Bank hereby agrees to sell, transfer, assign, set-over, and otherwise convey to PFL, without recourse and with servicing released, on each Business Day, any Select Loans Identified For Purchase identified by PFL in accordance with this section (c) that Bank has elected to sell. In consideration for Bank’s agreement to sell, transfer, assign, set-over and convey to PFL such Select Loans Identified For Purchase, PFL agrees to purchase such Loans from Bank, and PFL shall pay to Bank, by wire transfer of immediately available funds sent to an account designated by Bank by not later than 3:00 pm Mountain Time, the aggregate Funding Amount for such Select Loans Identified For Purchase.
(d)	The Purchase Price with respect to a Select Loan is equal to (i) the [***] of (A) [***], (B) [***], and (C) [***], together with (ii) the agreement under this Agreement to pay the Loan Trailing Fee.
(e)	Bank shall pay (i) to PFL a “Select Loan Success Fee” with respect to Select Loans that are purchased by PFL within the Success Fee Period during any month (“Success Fee Loans”), equal to the product of (A) the difference of (I) the [***] of, for all [***] (II) the [***] (B) the [***], and (ii) to PMI the aggregate amount of [***] for all Success Fee Loans purchased by PFL [***] during such month.

For the avoidance of doubt, [***] and [***] is [***] with respect to any Select Loan that is not purchased by PFL within the Success Fee Period; provided, that to the extent Bank elects not to sell any Select Loan Identified for Purchase, such Loan shall no longer be a Select Loan and [***].

On each Select Loan Sale Date, PFL shall pay to Bank the [***] with respect to the group of Select Loans purchased by PFL on such Select Loan Sale Date.

The terms used above are defined as follows:

•              [***] means, [***].

•              [***] means the [***].

•              [***] means the [***].

•              [***] means (i) [***], (ii) [***], or (iii) [***].

•              “Success Fee Utilization Rate” means the quotient of (i) [***] of [***] held by Bank during a month, divided by (ii) the [***].

•              [***] means, [***].

•              “Select Loan Net Amount” means, for any Select Loan, the Select Loan Interest Amount for such Select Loan less the related Servicing Fee for such Select Loan.

(f)	Bank and PFL agree that, [***], PFL shall purchase such Select Loan in accordance with the terms of this Schedule 35; provided, however, that [***]. If PFL has not purchased any Select Loan within [***] then, in addition to any other remedies available to Bank and notwithstanding anything to the contrary in the Servicing Agreement, [***]. The Parties will cooperate to cause such [***].
(g)	Within five (5) Business Days after the end of each calendar month, in each case as calculated in accordance with subsection (e) of this Schedule 35,
(i)	Bank shall pay to PFL the Select Loan Success Fee with respect to all Select Loans sold by Bank to PFL during such calendar month;
(ii)	Bank shall pay to PMI the Marketing Fee with respect to (A) all Select Loans sold by Bank to PFL during such calendar month and (B) all Select Loans Identified for Purchase that Bank elects not to sell; and
(iii)	PFL shall pay to Bank the Select Loan Net Amounts for all Select Loans sold by Bank to PFL during such calendar month.
(h)	A Select Loan shall not become subject to the Servicing Agreement unless such Select Loan has been [***] and Bank [***].

(i)	PFL shall provide ongoing monthly reporting to Bank, in a form reasonably requested by Bank, regarding the [***] and the [***] of Select Loans; provided, that to the extent of any [***] obligations that may apply to PFL, PFL may instead provide a reasonable description and attestation of the [***] rather than an [***].

(j)	Either Party may terminate the designation of additional Select Loans [***]; provided, that [***].